Exhibit 99.2

Contact:	FOR RELEASE:
Richard E. Moran Jr.	January 30, 2002
Executive Vice President
and Chief Financial Officer
(310) 563-5533
or
Tyler H. Rose
Senior Vice President
and Treasurer
(310) 563-5531

KILROY REALTY CORPORATION REPORTS
ANNUAL FFO PER SHARE GROWTH OF 9.9%

LOS ANGELES, January 30, 2002 – Kilroy Realty Corporation (NYSE: KRC) today reported financial results for its fourth quarter ended December 31, 2001, with funds from operations (FFO) of $20.9 million, or $0.68 per share, down from $21.6 million, or $0.71 per share, in the fourth quarter of 2000. Revenues in the fourth quarter totaled $49.6 million, down from $50.8 million in the prior year’s quarter.

For its fiscal year ended December 31, 2001, KRC reported FFO of $91.6 million, or $3.00 per share, up from $83.5 million, or $2.73 per share, in 2000, a 9.9% increase. Revenues for 2001 totaled $209.6 million, up from $187.1 million in the prior year.

The company said net income in its fourth quarter totaled $7.6 million, or $0.28 per share, down from $8.8 million, or $0.33 per share, in the fourth quarter of 2000. For the year, net income totaled $38.4 million, or $1.40 per share, down from $46.8 million, or $1.75 per share, in 2000. All per-share amounts in this report are presented on a diluted basis.

KRC completed and stabilized $67 million of new development in 2001, adding an aggregate 312,000 square feet of space in four new office properties to its stabilized portfolio. At year-end, the stabilized portfolio was 96% occupied. The company also disposed of $70 million of non-strategic real estate assets aggregating 802,000 square feet of space during the year.

KRC currently has in lease-up 284,500 square feet of space, representing a total estimated investment of approximately $66 million, which is 88% leased or committed. The Company has an additional 549,300 square feet of space under construction, with completion dates scheduled through 2002. The properties under construction, representing a total estimated investment of approximately $158 million, are currently 48% leased. In total the company’s lease-up and under construction development properties are 62% leased or committed, up from 51% in the prior quarter.

Some of the information presented in this release is forward-looking in nature within the meaning of the Private Securities Litigation Reform Act of 1995. Although Kilroy Realty Corporation believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, there can be no assurance that the expectations will be achieved. Certain factors that could cause actual results to differ materially from Kilroy Realty’s expectations are set forth as risk factors in the company’s Securities and Exchange Commission reports and filings. Included among these factors are changes in general economic conditions, including changes in the economic conditions affecting industries in which its principal tenants compete; any failure of the general economy to recover timely from the current economic downturn; Kilroy Realty’s ability to timely lease or re-lease space at current or anticipated rents; changes in interest rates; changes in operating costs, including utility and insurance costs; future demand for its debt and equity securities; its ability to refinance its debt on reasonable terms at maturity; its ability to complete current and future development projects on schedule and on budget; the demand for office space in markets in which Kilroy Realty has a presence; and risks detailed from time to time in the company’s SEC reports, including quarterly reports on Form 10-Q, reports on Form 8-K and annual reports on Form 10-K. Many of these factors are beyond Kilroy Realty’s ability to control or predict. Forward-looking statements are not guarantees of performance. For forward-looking statements herein, Kilroy Realty claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Kilroy Realty Corporation is a Southern California-based real estate investment trust active in the office and industrial property sectors. The company is a member of the S&P Small Cap 600 Index. For more than 50 years, the company has owned, developed, acquired and managed real estate assets primarily in the coastal regions of California and Washington. Principal submarkets for KRC’s current development program include West Los Angeles, El Segundo and coastal San Diego, where the company’s total development pipeline is more than $500 million. At December 31, 2001, the company owned 7.2 million square feet of commercial office space and 5.1 million square feet of industrial space.

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KILROY REALTY CORPORATION
Summary Quarterly Results
(unaudited, in thousands, except per share data)

	Three Months Ended December 31, 2001	Three Months Ended December 31, 2000	Year Ended December 31, 2001	Year Ended December 31, 2000
Revenues	$49,598	$50,768	$209,645	$187,123

Net income available to common stockholders (1)	$7,625	$8,786	$38,431	$46,846

Weighted average common shares outstanding—basic	27,426	26,456	27,167	26,599
Weighted average common shares outstanding—diluted	27,545	26,747	27,373	26,755

Net income per share of common stock—basic	$0.28	$0.33	$1.41	$1.76
Net income per share of common stock—diluted	$0.28	$0.33	$1.40	$1.75

Funds From Operations	$20,933	$21,572	$91,558	$83,471

Weighted average common shares/units outstanding—basic(2)	30,487	30,205	30,349	30,394
Weighted average common shares/units outstanding—diluted(2)	30,606	30,495	30,555	30,550

Funds From Operations per common share/unit—basic(2)	$0.69	$0.71	$3.02	$2.75
Funds From Operations per common share/unit—diluted(2)	$0.68	$0.71	$3.00	$2.73

Common shares outstanding at end of period			27,426	26,475
Common partnership units outstanding at end of period			3,061	3,749

Total common shares and units outstanding at end of period			30,487	30,224

			December 31, 2001	December 31, 2000
Occupancy rates:
California			95.6%	96.7%
Washington			99.6%	100.0%
Arizona			100.0%	100.0%
Nevada				100.0%

Weighted average total			95.8%	97.0%

Total square feet of stabilized properties owned at end of period:
Office			7,225	6,624
Industrial			5,086	5,808

Total			12,311	12,432

(1)	Net income after minority interests.
(2) Calculated	based on weighted average shares outstanding assuming conversion of all common limited partnership units outstanding.

KILROY REALTY CORPORATION
Consolidated Balance Sheets
(unaudited, in thousands)

	December 31, 2001	December 31, 2000
ASSETS
INVESTMENT IN REAL ESTATE:
Land and improvements	$269,366	$266,444
Buildings and improvements	1,140,499	1,054,995
Undeveloped land and construction in progress, net	191,129	162,633
Investment in unconsolidated real estate		12,405

Total investment in real estate	1,600,994	1,496,477
Accumulated depreciation and amortization	(241,665)	(205,332)

Investment in real estate, net	1,359,329	1,291,145
Cash and cash equivalents	16,487	17,600
Restricted cash	5,413	35,014
Tenant receivables, net	32,151	30,720
Note receivable from related party		33,274
Deferred financing and leasing costs, net	37,068	39,674
Prepaid expenses and other assets	6,781	7,941

TOTAL ASSETS	$1,457,229	$1,455,368

LIABILITIES & STOCKHOLDERS' EQUITY
LIABILITIES:
Secured debt	$459,587	$432,688
Unsecured line of credit	155,000	191,000
Unsecured term facility	100,000	100,000
Accounts payable, accrued expenses and other liabilities	53,879	33,911
Accrued distributions	14,634	13,601
Rents received in advance and tenant security deposits	15,955	16,009

Total liabilities	799,055	787,209

MINORITY INTERESTS:
8.075% Series A Cumulative Redeemable Preferred unitholders	73,716	73,716
9.375% Series C Cumulative Redeemable Preferred unitholders	34,464	34,464
9.250% Series D Cumulative Redeemable Preferred unitholders	44,321	44,321
Common unitholders of the Operating Partnership	49,176	62,485
Minority interest in Development LLCs	15,869	11,748

Total minority interests	217,546	226,734

STOCKHOLDERS' EQUITY:
Common stock	274	265
Additional paid-in capital	479,295	460,390
Distributions in excess of earnings	(33,163)	(19,230)
Accumulated other comprehensive loss	(5,778)

Total stockholders' equity	440,628	441,425

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$1,457,229	$1,455,368

KILROY REALTY CORPORATION
Consolidated Statements of Operations
(unaudited, in thousands, except per share data)

	Three Months Ended December 31, 2001	Three Months Ended December 31, 2000	Year Ended December 31, 2001	Year Ended December 31, 2000
REVENUES:
Rental income	$45,152	$43,609	$180,552	$161,236
Tenant reimbursements	4,261	5,405	21,852	19,441
Interest income	147	1,594	1,030	4,602
Other income	38	160	6,211	1,844

Total revenues	49,598	50,768	209,645	187,123

EXPENSES:
Property expenses	7,550	5,598	29,804	23,347
Real estate taxes	3,015	4,632	15,495	14,591
General and administrative expenses	3,098	3,037	12,435	11,114
Ground leases	361	432	1,507	1,643
Interest expense	9,619	11,309	41,679	39,109
Depreciation and amortization	13,279	12,216	51,913	41,125

Total expenses	36,922	37,224	152,833	130,929

Income from operations	12,676	13,544	56,812	56,194
Net gains on dispositions of operating properties	707		4,714	11,256

Income before minority interests and cumulative effect of change in accounting principle	13,383	13,544	61,526	67,450

Minority interests:
Distributions on Cumulative Redeemable Preferred units	(3,375)	(3,375)	(13,500)	(13,500)
Minority interest in earnings of Operating Partnership	(834)	(1,241)	(4,502)	(6,683)
Minority interest in earnings of Development LLCs	(1,549)	(142)	(3,701)	(421)

Total minority interests	(5,758)	(4,758)	(21,703)	(20,604)

Net income before cumulative effect of change in accounting principle	7,625	8,786	39,823	46,846
Cumulative effect of change in accounting principle			(1,392)

Net income	$7,625	$8,786	$38,431	$46,846

Weighted average shares outstanding—basic	27,426	26,456	27,167	26,599
Weighted average shares outstanding—diluted	27,545	26,747	27,373	26,755
Income per common share—basic	$0.28	$0.33	$1.41	$1.76

Income per common share—diluted	$0.28	$0.33	$1.40	$1.75

KILROY REALTY CORPORATION
Funds from Operations
(unaudited, in thousands, except per share data)

	Three Months Ended December 31, 2001	Three Months Ended December 31, 2000	Year Ended December 31, 2001	Year Ended December 31, 2000
Net income	$7,625	$8,786	$38,431	$46,846
Adjustments:
Minority interest in earnings of Operating Partnership	834	1,241	4,502	6,683
Depreciation and amortization	12,634	11,037	49,757	39,946
Net gains on dispositions of operating properties	(707)		(4,714)	(11,256)
Cumulative effect of change in accounting principle			1,392
Non-cash amortization of restricted stock grants	547	508	2,190	1,252

Funds From Operations	$20,933	$21,572	$91,558	$83,471

Weighted average common shares/units outstanding—basic	30,487	30,205	30,349	30,394
Weighted average common shares/units outstanding—diluted	30,606	30,495	30,555	30,550
Funds From Operations per common share/unit—basic	$0.69	$0.71	$3.02	$2.75

Funds From Operations per common share/unit—diluted	$0.68	$0.71	$3.00	$2.73

KILROY REALTY CORPORATION
Funds Available for Distribution
(unaudited, in thousands, except per share data)

	Three Months Ended December 31, 2001	Three Months Ended December 31, 2000	Year Ended December 31, 2001	Year Ended December 31, 2000
Funds From Operations	$20,933	$21,572	$91,558	$83,471
Adjustments:
Amortization of deferred financing costs	532	369	1,720	1,488
Tenant improvements, leasing commissions and recurring capital expenditures	(4,249)	(3,237)	(11,168)	(8,430)
Net effect of straight-line rents	(2,272)	(2,000)	(6,786)	(7,668)

Funds Available for Distribution	$14,944	$16,704	$75,324	$68,861

Funds Available for Distribution per common share/unit—basic	$0.49	$0.55	$2.48	$2.27

Funds Available for Distribution per common share/unit—diluted	$0.49	$0.55	$2.47	$2.25